UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2018 (April 30, 2018)

Owens & Minor, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-9810	54-1701843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9120 Lockwood Blvd., Mechanicsville, Virginia		23116
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (804) 723-7000

Not applicable

(former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note:

On May 1, 2018, Owens & Minor, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to announce the completion of its acquisition of substantially all of Halyard Health, Inc.’s (“Halyard”) Surgical and Infection Prevention (“S&IP”) business, the name “Halyard Health” (and all variations of that name and related intellectual property rights) and Halyard’s IT system (collectively, the “Acquisition”).

This Amendment No. 1 to the Original Report is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K.

The pro forma financial information gives effect to certain pro forma events related to the Acquisition and related financing transactions, and has been presented for informational purposes only. It does not purport to project the future financial position or operating results of the Company following the Acquisition.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited combined balance sheets of S&IP, a segment of Halyard, as of December 31, 2017 and 2016, and the related combined statements of income, comprehensive income (loss), invested equity and cash flows for the three years ended December 31, 2017, 2016 and 2015, and the related report of Deloitte & Touche, LLP, independent auditor for the S&IP business, dated March 28, 2018, except for Note 12, as to which the date is March 30, 2018, are filed as Exhibit 99.1 to this Amendment No. 1.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information giving effect to the Acquisition is filed as Exhibit 99.2 to this Amendment No. 1:

•	Unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2017, giving effect to the Acquisition as if it occurred on December 31, 2017; and

•	Unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2017, giving effect to the Acquisition as if it occurred on January 1, 2017.

Exhibit No.	Description of Exhibit

23.1	Consent of Deloitte & Touche LLP, Independent Auditor

99.1	Audited combined balance sheets of S&IP, a segment of Halyard Health, Inc., as of December 31, 2017 and 2016 and the related combined statements of income, comprehensive income (loss), invested equity and cash flows for the three years ended December 31, 2017, 2016 and 2015

99.2	Unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2017

Safe Harbor Statement

This Current Report contains certain “forward-looking” statements, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Investors should refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the Securities and Exchange Commission (the “SEC”) and current reports on Form 8-K filed with or furnished to the SEC, for a discussion of certain other known risk factors that could cause our actual results to differ materially from the Company’s current estimates. Given these risks and uncertainties, the Company can give no assurance that any forward-looking statements will, in fact, transpire and, therefore, cautions investors not to place undue reliance on them. The Company specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Exhibit Index

Exhibit No.	Description of Exhibit

23.1	Consent of Deloitte & Touche LLP, Independent Auditor

99.1	Audited combined balance sheets of S&IP, a segment of Halyard Health, Inc., as of December 31, 2017 and 2016 and the related combined statements of income, comprehensive income (loss), invested equity and cash flows for the three years ended December 31, 2017, 2016 and 2015

99.2	Unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS & MINOR, INC.

Date: May 8, 2018	By:	/s/ Nicholas J. Pace
	Name:	Nicholas J. Pace
	Title:	Executive Vice President, General Counsel, Corporate Secretary and Communications